UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2012 (April 10, 2012)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	NORTHEAST UTILITIES (a Massachusetts voluntary association) One Federal Street, Building 111-4 Springfield, Massachusetts 01105 Telephone number: (413) 785-5871	04-2147929

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 10, 2012, Northeast Utilities filed a Current Report on Form 8-K disclosing the completion of its previously announced merger with NSTAR.  Pursuant to the terms and conditions of an Agreement and Plan of Merger, dated as of October 16, 2010, as amended as of November 1, 2010 and December 16, 2010, by and among Northeast Utilities, NSTAR, NU Holding Energy 1 LLC, a wholly owned subsidiary of Northeast Utilities, and NU Holding Energy 2 LLC, a wholly owned subsidiary of Northeast Utilities, NU Holding Energy 1 LLC was merged with and into NSTAR, after which NSTAR was merged with and into NU Holding Energy 2 LLC with NU Holding Energy 2 LLC remaining a wholly owned subsidiary of Northeast Utilities (the “Merger”). In connection with the Merger, the name of NU Holding Energy 2 LLC was changed to NSTAR LLC.

This Form 8-K/A amends the original Form 8-K to include the financial statements of NSTAR and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively, and to include the exhibits required under Item 9.01(d) of Form 8-K.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

The historical audited consolidated financial statements of NSTAR as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)

Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated financial statements of Northeast Utilities as of and for the year ended December 31, 2011, are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)

Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited consolidated financial statements of NSTAR as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011.
99.2	Unaudited pro forma condensed combined consolidated financial statements of Northeast Utilities as of and for the year ended December 31, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES (Registrant)
June 15, 2012	By: /s/ JAY S. BUTH Jay S. Buth Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited consolidated financial statements of NSTAR as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011.
99.2	Unaudited pro forma condensed combined consolidated financial statements of Northeast Utilities as of and for the year ended December 31, 2011.